
COMBINED STATEMENTS OF INCOME         U S WEST COMMUNICATIONS
GROUP
(UNAUDITED)

                                          Quarter Ended
                                             March 31,         %
Dollars in millions                      1998       1997     Change
------------------------------------- ---------- -------------------
OPERATING REVENUES
 Local service                       $    1,350 $    1,231      9.7
 Interstate access service                  698        687      1.6
 Intrastate access service                  206        200      3.0
 Long-distance network services             201        250    (19.6)
 Other services                             255        219     16.4
                                      ---------- ----------
Total operating revenues                  2,710      2,587      4.8
                                      ---------- ----------
OPERATING EXPENSES
 Employee-related expenses                  938        864      8.6
 Other operating expenses                   481        445      8.1
 Taxes other than income taxes               97        107     (9.3)
 Depreciation and amortization              524        527     (0.6)
                                      ---------- ----------
Total operating expenses                  2,040      1,943      5.0
                                      ---------- ----------
Operating income                            670        644      4.0

Interest expense                             97        103     (5.8)
Gain on sale of rural telephone
  exchanges                                   -         18       -
Other expense - net                          25         22     13.6
                                      ---------- ----------
Income before income taxes                  548        537      2.0
Provision for income taxes                  201        198      1.5
                                      ---------- ----------
NET INCOME                           $      347 $      339      2.4
                                      ========== ==========


























COMBINED STATEMENTS OF INCOME         U S WEST COMMUNICATIONS
GROUP
(UNAUDITED)

                                          Quarter Ended
Dollars in millions (except                  March 31,         %
  per share amounts)                     1998       1997     Change
------------------------------------- ---------- -------------------
Basic average common shares
   outstanding                            485.0      481.3      0.8
                                      ========== ==========

Basic earnings per common share:     $     0.72 $     0.70      2.9
                                      ========== ==========

Diluted average common shares
 outstanding                              489.1      492.4     (0.7)
                                      ========== ==========

Diluted earnings per common share:   $     0.71 $     0.70      1.4
                                      ========== ==========
Normalized income:
Reported net income                  $      347 $      339      2.4
Adjustments to normalize net income:
 Rural exchange sale                         -         (11)      -
                                      ---------- ----------
Normalized income                    $      347 $      328      5.8
                                      ========== ==========

Normalized basic earnings per common share:
Reported basic earnings per
 common share                        $     0.72 $     0.70      2.9
Adjustments to normalize net income:
 Rural exchange sale                         -       (0.02)      -
                                      ---------- ----------
Normalized basic earnings
 per common share                    $     0.72 $     0.68      5.9
                                      ========== ==========

Normalized diluted earnings per common share:
Reported diluted earnings
 per common share                    $     0.71 $     0.70      1.4
Adjustments to normalize net income:
 Rural exchange sale                         -       (0.02)      -
                                      ---------- ----------
Normalized diluted earnings
 per common share                    $     0.71 $     0.67 #    6.0
                                      ========== ==========

# Amount does not foot due to rounding of the individual components.
